Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: DGI Resolution, Inc. (f/k/a deCODE genetics, Inc.)(a)	Case No. 09-14063
Debtor	Reporting Period: Feb. 1, 2010 - Feb. 28, 2010
* Petition date was Nov. 16, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X(b)
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X(b)
Cash disbursement journals			X(b)
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X(c)
Copies of IRS Form 6123 or payment receipt			X(c)
Copies of tax returns filed during reporting period			X(c)
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5		X(d)
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

(a) On 1/27/2010, the Debtor formally changed its name to DGI Resolution, Inc.

(b) The Debtor attests that bank statement reconciliations have been prepared without exception as of 2/28/2010 and are available upon request.

(c) The Debtor attests that taxes are current & complete as of 2/28/2010.  Additional information regarding Debtor taxes is available upon request.

(d) The Debtor has confirmed that there were no accounts receivable balances as of 2/28/2010.

/s/ Kristi J. Lanier	3/30/10
Signature of Authorized Individual*	Date

Kristi J. Lanier	Corporate Controller & Asst. Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).

	BANK ACCOUNTS				CURRENT PERIOD		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED(a)	ACTUAL	PROJECTED(a)
Cash - beginning of period	3,693,249	0	0	496	3,693,745	3,066,800	82,744	82,745

RECEIPTS
Cash Sales	0	0	0	0	0	0	0	0
Accounts Receivable	0	0	0	0	0	0	0	0
Loans and Advances	0	0	0	0	0	0	0	0
Sale of Assets(b)	0	0	0	0	0	0	13,798,350	13,798,350
Other (c) (f)	291,468	0	0	0	291,470	0	1,658,509	240,535
Transfers (From DIP Accounts) (d)	0	0	0	0	0	0	7,872,678	1,272,678
Total Receipts	291,468	0	0	0	291,470	0	23,329,536	15,311,563

DISBURSEMENTS
Net Payroll	157,328	0	0	0	157,328	129,681	1,190,688	1,143,422
Payroll Taxes	0	0	0	0	0	0	0	0
Sales, Use & Other Taxes	0	0	0	0	0		8,009	0
Inventory Purchases	0	0	0	0	0		0	0
Secured/Rental/Leases	0	0	0	0	0		0	0
Insurance	55,121	0	0	0	55,121	55,900	207,556	189,921
Administrative	11,741	0	0	0	11,741	16,958	42,069	104,588
Selling	0	0	0	0	0	0	0	0
Other(c)	743,293	0	0	0	743,293	0	1,306,110	0
Owner Draw*	0	0	0	0	0	0	0	0
Transfers (to DIP account) (e) (f)	0	0	0	0	0	0	11,043,585	10,880,192
Transfers (Other)(d)	0	0	0	0	0	0	6,512,678	0
Professional Fees	81,826	0	0	0	81,826	91,806	160,805	303,710
Board of Director / Officer Fees	41,104	0	0		41,104	37,955	41,104	37,975
U.S. Trustee Quarterly Fees	0	0	0	0	0	0	4,875	0
Court Costs	0	0	0	0	0	0	0	0
Total Disbursements	1,090,413	0	0	0	1,090,413	332,300	20,517,477	12,659,808

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-798,945	0	0	0	-798,943	-332,300	2,812,059	2,651,755

CASH - END OF PERIOD	2,894,304	0	0	496	2,894,802	2,734,500	2,894,802	2,734,500

* Compensation to sole proprietors for services rendered to bankruptcy estate

(a) Current period projected cash activity has been solely derived from the updated winddown budget prepared by the Debtor which covers the 12-week period 1/29/10-4/16/10.  Filing-to-date projected cash activity has been derived from both the updated winddown budget prepared by the Debtor which covers the 12-week period 1/29/10-4/16/10 and the initial 13-week cash flow projection (11/20/2009-1/22/2010) included in the Debtor’s initial monthly operating report (Docket #53) filed with the Delaware bankruptcy court on 12/1/2009.

(b) Solely represents effective cash proceeds (including DIP repayments) received from the divestiture of Islensk erfdagreining ehf. (a/k/a deCODE, ehf.). Other non-cash transaction  proceeds included certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).  This transaction was completed on 1/21/2010.

(c) Represents Debtor’s receipt and subsequent transfer of cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a former subsidiary of the Debtor, which was subsequently sold on 1/21/2010.  Ongoing receipts collected on behalf of deCODE, ehf. are remitted by the Debtor on a weekly basis.

(d) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC periodically disbursed, on behalf of the Debtor, certain amounts directly to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a former subsidiary of the Debtor, which was subsequently sold 1/21/2010.  All oustanding DIP amounts were repaid on 1/21/2010.

(e) In conjunction with the 1/21/2010 sale of Islensk erfdagreining ehf., all outstanding DIP principle and interest amounts were effectively repaid with cash proceeds from the sale.

(f) Filing-to-date actual amount also includes sales proceeds of $160,394 resulting from certain asset sales during January 2010 of deCODE Chemistry, Inc., a subsidiary of the Debtor.  Per terms of the Debtor’s DIP agreement, these sale proceeds were remitted to the Debtor and were used to pay down any oustanding DIP amounts.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS	1,090,413
Less: Transfers (to DIP account)	0
Less: Transfers (Other)	0
Less: Amounts Collected on Behalf of and Remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.) (c)	743,293
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	347,120

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception through 2/28/2010.

				Check		Amount Paid - Current Period		Amount Paid - Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
O’Melveny & Meyers LLP	Jan-2009	81,826	DGI Resolution, Inc.	2834	2/1/2010	81,826	0	134,916	0

Delaware Claims Agency, LLC.	na	0	na	na	na	0	0	19,072	6,817

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
	Current Period	Filing to Date
REVENUES
Gross Revenues	0	0
Less: Returns and Allowances	0	0
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0
Add: Purchases	0	0
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	0	0
Cost of Goods Sold	0	0
Gross Profit	0	0
OPERATING EXPENSES
Auto and Truck Expense	0	0
Bad Debts	0	0
Contributions	0	0
Employee Benefits Programs	5,424	72,135
Insider Compensation*	112,874	657,778
Insurance (a)	19,149	168,331
Management Fees/Bonuses	0	0
Office Expense	0	0
Pension & Profit-Sharing Plans	0	0
Repairs and Maintenance	0	0
Rent and Lease Expense	0	0
Research & Development	0	0
Salaries/Commissions/Fees	19,165	189,143
Sales & Marketing	0	0
Supplies	0	0
Taxes - Payroll	10,944	61,849
Taxes - Real Estate	0	0
Taxes - Other	0	0
Travel and Entertainment	0	0
Utilities	0	0
Other (attach schedule)	38,144	65,397
Total Operating Expenses Before Depreciation	205,699	1,214,633
Depreciation/Depletion/Amortization	605	2,098
Net Profit (Loss) Before Other Income & Expenses	-206,303	-1,216,731
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	-1,189,549
Interest Expense	524	315,294
Other Expense	0	0
Net Profit (Loss) Before Reorganization Items	-206,827	-342,477
REORGANIZATION ITEMS
Professional Fees	138,186	1,551,304
U. S. Trustee Quarterly Fees (b)	13,667	21,667
Interest Earned on Accumulated Cash from Chapter 11	0	0
Gain on Sale of Subsidiary (c)	0	-51,859,357
Other Reorganization Expenses (d)	0	11,545,539
Total Reorganization Expenses	151,853	-38,740,847
Income Taxes	0	0
Net Profit (Loss)	-358,680	38,398,370

* “Insider” is defined in 11 U.S.C. Section 101(31).  Includes insider payroll and reimbursed expenses.

(a) Primarily represents directors and officers (D&O) insurance.

(b) Current period reflects $8,125 adjustment for under accrual of quarterly U.S. Trustee fees for Q4 2009.

(c) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf.  Total transaction proceeds consisted of $13,798,350 in cash, certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).

(d) Primarily relates to write-off of discount and deferred financing charges associated with a convertible notes obligation.

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Current Period	Filing to Date
Other Operational Expenses
Public Company Costs (G&A) (a)	36,534	92,166
Other (G&A)	529	31,377
Investor Relations (G&A)	309	11,702
Finance Department (G&A) (b)	772	-70,128
CEO’s Office (G&A)	0	280
Other Income
Gain on marketable equity securities - ARS (c)	0	-1,136,072
Exchange gain - ARS (b)	0	-53,477

(a) Primarily represents Board of Director expenses and transfer agent fees.

(b) Filing-to-date amount reflects reversal of accrual for Q3 2009 audit fees. As a result of the Debtor’s bankruptcy filing, no audit work was performed during the post petition period.

(c) This repurchase agreement expired on 12/31/2009.

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT 2/28/2010	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,894,802	82,744
Restricted Cash and Cash Equivalents	0	0
Accounts Receivable (Net)	0	0
Notes Receivable(a)	299	0
Inventories	0	0
Prepaid Expenses	262,252	525,475
Professional Retainers	0	0
Other Current Assets(b)	103,934	103,934
TOTAL CURRENT ASSETS	3,261,287	712,153
PROPERTY AND EQUIPMENT
Real Property and Improvements	21,763	21,763
Machinery and Equipment	0	0
Furniture, Fixtures and Office Equipment	0	0
Leasehold Improvements	0	0
Vehicles	0	0
Less Accumulated Depreciation	-16,083	-13,985
TOTAL PROPERTY & EQUIPMENT	5,680	7,778
OTHER ASSETS
Loans to Insiders*	0	0
Investments (attach schedule)	9,269,667	-35,110,735
Other Assets (attach schedule)	0	15,932,929
TOTAL OTHER ASSETS	9,269,667	-19,177,807

TOTAL ASSETS	12,536,634	-18,457,876

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT 2/28/2010	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	26,614	93,578
Taxes Payable	0	0
Wages Payable	0	14,545
Notes Payable	97,433	242,279
Rent / Leases - Building/Equipment	0	0
Secured Debt / Adequate Protection Payments	0	0
Accrued Expenses	12,367	75,000
Professional Fees	1,339,021	11,944
Amounts Due to Insiders(c)	43,873	73,644
Other Postpetition Liabilities (attach schedule)	143,167	3,075,404
TOTAL POSTPETITION LIABILITIES	1,662,475	3,586,393
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0	0
Priority Debt	101,055	179,740
Unsecured Debt	235,054,491	238,996,540
TOTAL PRE-PETITION LIABILITIES	235,155,545	239,176,279

TOTAL LIABILITIES	236,818,020	242,762,673
OWNER EQUITY
Capital Stock	61,882	61,882
Additional Paid-In Capital	492,911,715	492,911,715
Partners’ Capital Account	0	0
Owner’s Equity Account	0	0
Retained Earnings - Pre-Petition	-755,653,353	-755,653,353
Retained Earnings - Postpetition	-13,460,987	0
Adjustments to Owner Equity (attach schedule)	51,859,357	1,459,208
Postpetition Contributions (Distributions) (Draws) (attach schedule)		0
NET OWNER EQUITY	-224,281,386	-261,220,548

TOTAL LIABILITIES AND OWNERS’ EQUITY	12,536,634	-18,457,876

(a) Represents note receivable due from Saga Investments, LLC.

(b) Represents deposit required by Debtor’s payroll company (TriNet Employer Group).

(c) Insider” is defined in 11 U.S.C. Section 101(31).

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT 2/28/2010	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)
Other Assets
Deferred Financing	0	2,415,779
Call Option Under Repurchase Agreement - ARS (a)	0	13,517,150
Investments
Equity Investment in Islensk erfdagreining ehf. (b)	0	-38,807,632
Equity Investment in Medichem Life Sciences, Inc.	2,115,821	3,696,897
Investment in deCODE ehf. SPV aquiring entity (b)	7,153,847	0

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT 2/28/2010	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)
Other Postpetition Liabilities
DIP/Bridge Financing	0	3,005,262
Vacation Pay (non-insider)	0	25,921
Accrued Interest - DIP/Bridge Financing	0	44,221
Payable due to Islensk erfdagreining ehf. (c)	143,167	0
Adjustments to Owner Equity
Unrealized Loss on Mkt Securities	0	1,459,208
Gain on sale of Islensk erfdagreining ehf.(b)	51,859,357	0

(a) This agreement expired on 12/31/2009.

(b) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf.  Total transaction proceeds consisted of $13,798,350 in cash, certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).

(c) Represents cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a former subsidiary of the Debtor, which was sold on January 21, 2010.  Ongoing receipts collected on behalf of deCODE, ehf. are remitted by the Debtor on a weekly basis.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30 (a)	31-60 (a)	61-90	Over 90 (a)	Total
Accounts Payable	18,543	309	7,763	0	0	26,614
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Rent/Leases-Equipment	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	1,339,021	0	0	0	0	1,339,021
Amounts Due to Insiders*	43,873	0	0	0	0	43,873
Note Payable	97,433	0	0	0	0	97,433
Accrued Expenses (b)	12,367	0	0	0	0	12,367
Other Postpetition Liabilities (c)	143,167	0	0	0	0	143,167
Total Postpetition Debts	1,654,403	309	7,763	0	0	1,662,475

*”Insider” is defined in 11 U.S.C. Section 101(31).

(a) Vendor negotiations ongoing.

(b) Represents unpaid Q42009 U.S. Trustee fees and bank transfer agent fees.

(c) Represents cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), which was sold on January 21, 2010.  Ongoing receipts collected on behalf of deCODE ehf. are remitted by the Debtor on a weekly basis.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X